Exhibit 32.1

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Corey S. Goodman, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i) the Annual Report of Renovis, Inc. on Form 10-K for the year ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Renovis, Inc.

By:	/s/ Corey S. Goodman

Name: Corey S. Goodman Title: President and Chief Executive Officer

Dated: March 30, 2004